SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               ------------------


                        Date of Report: November 20, 2002

                                   TSET, INC.
               (Exact Name of Registrant as Specified in Charter)



           NEVADA                      000-30191                  87-0440410
           ------                      ---------                  ----------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)



  464 COMMON STREET, SUITE 301, BELMONT, MASSACHUSETTS              02478
  ----------------------------------------------------              -----
        (Address of principal executive offices)                  (Zip code)



Registrant's telephone number, including area code:  (617) 993-9965
                                                     --------------

ITEM 7. FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     99.1 Business presentation to Shareholders of TSET, Inc., a Nevada corporation ("TSET") at the annual shareholders meeting held on November 20, 2002.

ITEM 9. REGULATION FD DISCLOSURE

      On November 20, 2002, TSET held its annual shareholders meeting. The meeting was adjourned until December 30, 2002 in Boston, Massachusetts. At the annual shareholders meeting, management of TSET made a presentation to its shareholders substantially in the form attached hereto as Exhibit 99.1. The slides from the presentation are available to view at www.kronosati.com. These materials include forward-looking statements, including statements regarding, among other things: (a) the growth strategies of TSET; (b) anticipated trends in TSET's industry; (c) TSET's future financing plans; and (d) TSET's ability to obtain financing and continue operations. In addition, when used in this filing, the words "believes," "anticipates," "intends," "in anticipation of," and similar words are intended to identify certain forward-looking statements. These forward-looking statements are based largely on TSET's expectations and are subject to a number of risks and uncertainties, many of which are beyond TSET's control. Actual results could differ materially from these forward-looking statements as a result of changes in trends in the economy and TSET's industry, reductions in the availability of financing and other factors. In light of these risks and uncertainties, there can be no assurance that the forward-looking statements contained in this filing will in fact occur. TSET does not undertake any obligation to publicly release the results of any revision to these forward-looking statements that may be made to reflect any future events or circumstances.

                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TSET, INC.



Date: November 25, 2002            By: /s/ Daniel R. Dwight
                                       -------------------------------
                                   Name: Daniel R. Dwight
                                   Its:  Chief Executive Officer and President

                                  EXHIBIT 99.1
                                  ------------




                                LOGO (TM) KRONOS



                        2002 ANNUAL STOCKHOLDERS MEETING

AGENDA
--------------------------------------------------------------------------------


         1. 2001 - 2002 FINANCIAL RESULTS

         2. Business Overview

            o  Proprietary Technology
            o  Technology Benefits
            o  Market Strategy and Opportunity
            o  Product Commercialization

         3. CONCLUDING COMMENTS AND Q&A

         4. TECHNOLOGY DEMONSTRATION



--------------------------------------------------------------------------------
LOGO KRONOS

--------------------------------------------------------------------------------









                                  2001 - 2002

                               FINANCIAL RESULTS









--------------------------------------------------------------------------------
LOGO KRONOS

2001 - 2002 FINANCIAL RESULTS
--------------------------------------------------------------------------------

2001: FOCUSED ON BUSINESS RESTRUCTURING.


    2001 PORTFOLIO OF INVESTMENTS
    -----------------------------

      o  Aperion Audio
                                                        2002
      o  Atomic Soccer                                  ----

      o  Kronos Air Technologies                > LOGO KRONOS
                                                       AIR TECHNOLOGIES
      o  Cancer Detection International

      o  Cancer Treatment Centers


            PRIORITIZE AND FOCUS MANAGEMENT AND RESOURCES ON KRONOS.

--------------------------------------------------------------------------------

LOGO KRONOS

2001 - 2002 FINANCIAL RESULTS
--------------------------------------------------------------------------------

2002: FOCUSED ON IMPROVING COMPANIES BALANCE SHEET.


                                           2001                     2002
                                     TOTAL          %        TOTAL           %         V             V%
                                     ------        ---       ------         ---       ---           ----
Internal Debt:                     1,470,867       57%       1,324,147       66%      (146,720)     -10%


External Partners:
                                      34,602        1%         232,385       12%       197,783      572%

INTERNAL & EXTERNAL PARTNERS       1,505,469       58%       1,556,532       78%        51,063        3%    78% of liabilities
                                                                                                            with management and
External Corporate:                1,063,336       41%         242,676       12%      (820,660)     -77%    key external partners.


External Kronos Air:                  19,958        1%          60,403        3%        40,445      203%


Other - non cash                           -         -         143,000        7%       143,000         U

EXTERNAL                           1,083,294       42%         446,079       22%      (637,215)     -59%

TOTAL LIABILITIES                  2,588,763      100%       2,002,611      100%      (586,152)     -23%

                                    REDUCED TOTAL LIABILITIES BY $586,000.

------------------------------------------------------------------------------------------------------------------------------------

LOGO KRONOS

2001 - 2002 FINANCIAL RESULTS
--------------------------------------------------------------------------------

2002: FOCUSED ON OBTAINING FUNDS TO FINANCE COMMERCIALIZATION AND INITIATE REVENUE GENERATION IN 2003.


        o  EQUITY FUNDING:
             >>  Fusion Capital $6 million equity line of credit
             >>  Management Private Placement

        o  CUSTOMER CONTRACTS:
             >>  HOMEDICS:
                 - License Agreement;
                 - Development Agreement.

             >>  GOVERNMENT:

                 - U.S. Navy SBIR Phase I
                 - U.S. Army SBIR Phase I
                 - U.S. Navy SBIR Phase II.


                ------------------------------------------------
                   SEEKING TO REDUCE RELIANCE ON EQUITY LINE.
                ------------------------------------------------

--------------------------------------------------------------------------------

LOGO KRONOS

--------------------------------------------------------------------------------








BUSINESS OVERVIEW










--------------------------------------------------------------------------------
LOGO KRONOS

I.   COMPANY OVERVIEW
--------------------------------------------------------------------------------

FOCUSED ON COMMERCIALIZATION.

        o        UNIQUE TECHNOLOGY

        o        PATENTED TECHNOLOGY

        o        PATENTED TECHNOLOGY

        o        NEGOTIATED AGREEMENTS AND CURRENT DEVELOPMENTS:

                   - Standalone platform: HoMedics;

                   - Embedded platform: U.S. Navy SBIR.


           ----------------------------------------------------------
              BROAD SPECTRUM OF INITIAL COMMERCIALIZATION INTEREST.
           ----------------------------------------------------------

--------------------------------------------------------------------------------
LOGO KRONOS

                                                                               I

II.   PROPRIETARY TECHNOLOGY
--------------------------------------------------------------------------------




                   KRONOS HAS ACHIEVED PATENTED BREAKTHROUGHS
                     IN THE DEVELOPMENT OF A COST EFFECTIVE,
                    CORONA TECHNOLOGY THAT EFFICIENTLY CAUSES
                      SILENT AIR MOVEMENT AND PURIFICATION
                      ------------------------------------
                WITHOUT FAN BLADES, ELECTRICAL MOTORS OR FILTERS.




--------------------------------------------------------------------------------

LOGO KRONOS                                                                   II

                                                                CORONA DISCHARGE
--------------------------------------------------------------------------------

EVOLUTIONARY BREAKTHROUGH IN THE MANAGEMENT OF A HIGH VOLTAGE PHENOMENON - CORONA DISCHARGE.

Corona Electrode                                                Target Electrode


Ions
                                                    (Negatively charged
                                                     electrode attracts
                                                  positively charged ions)


   (Discharge positively
        charged ions)
                               Gas molecules
                          (Ions hit gas molecules
                           causing an "explosion")


                                  POWER SUPPLY

(PS provides charge to                                 (Current returned to PS)
   corona electrode)

--------------------------------------------------------------------------------

LOGO KRONOS                                                                 II.1

                                                           INTELLECTUAL PROPERTY
--------------------------------------------------------------------------------

AGGRESSIVELY PURSUING THE PATENTING OF INTELLECTUAL PROPERTY.


        o  RECEIVED FIRST PATENT FROM US PATENT AND TRADEMARK OFFICE.


        o  PATENT PENDING INTERNATIONALLY.


        o  ADDITIONAL PATENT FILINGS MADE WITH THE US PATENT AND
           TRADEMARK OFFICE.




            ---------------------------------------------------------
              BUILDING A DEFENSIBLE INTELLECTUAL PROPERTY PLATFORM.
            ---------------------------------------------------------

--------------------------------------------------------------------------------

LOGO KRONOS                                                                 II.2

III.   TECHNOLOGY BENEFITS
--------------------------------------------------------------------------------

TECHNOLOGY PROVIDES NUMEROUS PRODUCT BENEFITS.

                STEALTH                                     VERSATILITY
           Virtually silent                             Instant air movement


      EFFICIENCY                 PURIFICATION                 ANTI-STATIC
    Up to 10x more            Removes a wide range            Neutralizes
 energy efficient than       of gases, bacteria and      electrostatic particles
         a fan           particulate matter from the air


         ADAPTABILITY                           DURABILITY
        scalable in any                       No moving parts
         shape or size



      --------------------------------------------------------------------
        MORE VERSATILE DEVICE THAN ANY FAN OR FILTER IN THE MARKET TODAY
      --------------------------------------------------------------------


--------------------------------------------------------------------------------
LOGO KRONOS                                                                  III

                                                                    PURIFICATION
--------------------------------------------------------------------------------

SIGNIFICANT ABILITY TO REMOVE PARTICULATES FROM THE AIR.


Object Omitted

                              PARTICLE ELIMINATION

Particle Size (in Microns)              % REMOVED ON SINGLE PASS

                  0.3                             99.820%

                  0.5                             99.872%

                  1                               99.928%

                  5                              100.000%





                                      SOURCE: MICROTEST LABORATORY - AUGUST 2001


             ------------------------------------------------------
               KRONOS DEVICES CAPTURE OVER 99.8% OF PARTICULATES.
             ------------------------------------------------------

--------------------------------------------------------------------------------
LOGO KRONOS                                                                III.1

                                                                    PURIFICATION
--------------------------------------------------------------------------------

LETHAL TOWARDS A WIDE ARRAY OF CARCINOGENS IN SECOND HAND CIGARETTE SMOKE, BACTERIA, AND OTHER PATHOGENS.

                          KRONOS SUBSTANCE ELIMINATION

        HAZARDOUS SUBSTANCE        % REMOVED IN SINGLE PASS

                BENZENE                         94.4%
                AMMONIA                         54.5%
                STYRENE                         50.0%
                FORMALDEHYDE                    50.0%
                TOLUENE                         45.0%
                ACROLEIN                        62.5%
                ACTIVE BG (ANTHRAX)             95.0%



                        SOURCE: NH MATERIALS LABORATORY - AUGUST 2001
                              BATTELLE NORTHWEST NATIONAL LABORATORY - JULY 1999


               ---------------------------------------------------
                 KRONOS DEVICES ELIMINATE 45 - 95% OF PATHOGENS.
               ---------------------------------------------------

LOGO KRONOS                                                                III.2

                                                     AIR MOVEMENT AND EFFICIENCY
--------------------------------------------------------------------------------

DEVICES PROVEN TO SILENTLY MOVE AIR MORE EFFICIENTLY AT COMPETITIVE LEVELS OF BACKPRESSURE.

        o SOUND:  No detectible sound readings

        o ELECTRICAL CONSUMPTION:  More energy efficient than a fan.

        o BACKPRESSURE: Ability to move air across heating and cooling coils.



              ----------------------------------------------------
                KEY ATTRIBUTES DRIVING UNIQUE CUSTOMER INTEREST.
              ----------------------------------------------------

LOGO KRONOS                                                                III.3

                                                                          SAFETY
--------------------------------------------------------------------------------

LOW WATTAGE AND MINIMAL FREQUENCY INTERFERENCE RESULTS IN A SAFE AND RELIABLE PRODUCT.


        o ELECTROMAGNETIC INTERFERENCE (EMI): Passed all system safety checks on board a "live" aircraft.

        o UL SAFETY:  Core electronics met UL safety standards.

        o FCC APPROVAL:  Pass FCC regulation for consumer devices.






                  ---------------------------------------------
                    ADDRESSED ALL SAFETY CONCERNS AND ISSUES.
                  ---------------------------------------------

--------------------------------------------------------------------------------
LOGO KRONOS                                                                III.4

                                                                    ADAPTABILITY
--------------------------------------------------------------------------------

DEVICES ADAPTABLE IN SHAPE, SIZE AND CAPACITY.


        o   STANDALONE DEVICE MAY BE MODIFIED:

            - lay flat (horizontal) on top of a table or flat (vertically) against a wall;

            -  built into other products.


        o   KRONOS HAS BUILT DEVICES THAT RANGE IN SIZE:

            -  bunk fans on US Naval ships;

            -  large embedded HVAC air movers on US Navy Destroyers.




       ------------------------------------------------------------------
         ADAPTABILITY OPENS DOOR TO A MULTITUDE OF UNIQUE APPLICATIONS.
       ------------------------------------------------------------------

--------------------------------------------------------------------------------
LOGO KRONOS                                                                III.5

IV.   MARKET STRATEGY AND OPPORTUNITY
--------------------------------------------------------------------------------

STRATEGY TO EXPLOIT ITS INTELLECTUAL PROPERTY & TECHNICAL KNOW-HOW.

         o ESTABLISHING BARRIERS TO ENTRY: building DEFENSIBLE intellectual property platform and developing a LEADING market position.

         o  PENETRATING MULTIPLE MARKET SEGMENTS.

         o QUICKLY INSERTING THE TECHNOLOGY INTO THE MARKETPLACE: building INTERNAL CAPABILITIES, establishing strategic ALLIANCES and LICENSING.


      ---------------------------------------------------------------------
        SEEKING TO BECOME THE STANDARD FOR AIR MOVEMENT AND PURIFICATION.
      ---------------------------------------------------------------------


--------------------------------------------------------------------------------

LOGO KRONOS                                                                   IV

                                                             MARKET SEGMENTATION
--------------------------------------------------------------------------------

MARKET SEGMENTATION DRIVING SOLUTIONS DEVELOPMENT:


     AIR MOVEMENT & PURIFICATION                EMBEDDED COOLING & CLEANING
        - residential                              - electronic devices
        - hospitality                              - medical equipment
        - health care
        - commercial


  SPECIALIZED MILITARY             KRONOS               INDUSTRIAL SCRUBBER
    - naval vessels               SOLUTIONS               - produce storage
    - closed vehicles                                     - diesel emissions
    - environmental devices


        AIR PURIFICATION FOR
           UNIQUE SPACES                             HAZARDOUS GAS DESTRUCTION
          - electronics manufacturing                  - incineration plants
          - pharmaceutical cleanrooms                  - chemical facilities
          - cruise ships
          - transportation




--------------------------------------------------------------------------------
LOGO KRONOS                                                                 IV.1

                                                     AIR MOVEMENT & PURIFICATION
--------------------------------------------------------------------------------

INDOOR AIR POLLUTION CAUSED BY INADEQUATE VENTILATION AND CHEMICAL AND BIOLOGICAL CONTAMINANTS:



  o BIO-TERRORISM, FEAR AND NEW FEDERAL, STATE AND INDUSTRIAL STANDARDS.

  o EPA - INDOOR AIR POLLUTION 2 - 3X HIGHER THAN OUTDOOR AIR.

  o WORLD HEALTH ORGANIZATION - 30% OF BUILDINGS HAVE HIGH RATES OF "SICK BUILDING" COMPLAINTS.






                -------------------------------------------------
                   "9/11", ANTHRAX, AND SICK BUILDING SYNDROME
                         ALL DRIVING MARKET OPPORTUNITY.
                -------------------------------------------------

--------------------------------------------------------------------------------
LOGO KRONOS                                                                 IV.3

                                               SPECIALIZED MILITARY APPLICATIONS
--------------------------------------------------------------------------------

MILITARY'S NEED TO WORK IN CONFINED SPACE COMBINED WITH POTENTIAL
"ENVIRONMENTAL" HAZARDS CREATES NUMEROUS SPECIALIZED MILITARY APPLICATIONS.



        o CLEAN AIR MOVEMENT TO ELIMINATE CONTAMINATES, BACTERIA AND OTHER PATHOGENS;

        o COMBAT IMPACT OF BIOLOGICAL AND CHEMICAL WEAPONS;

        o DISPOSE OF CURRENT HEPA FILTERS - CLASSIFIED AS BIOLOGICAL WASTE;





       -------------------------------------------------------------------
         BIO-TERRORISM DRIVING NEW COMMERCIAL AND MILITARY APPLICATIONS.
       -------------------------------------------------------------------


--------------------------------------------------------------------------------
LOGO KRONOS                                                                 IV.4

                                              AIR PURIFICATION FOR UNIQUE SPACES
--------------------------------------------------------------------------------

ADAPTABILITY OF TECHNOLOGY ALLOWS KRONOS TO PURSUE SEVERAL APPLICATIONS WITH UNIQUE SPACE REQUIREMENTS.

        o TRANSPORTATION INDUSTRY REQUIRES CLEAN AIR MOVEMENT IN AUTOMOBILE, CRUISE SHIP AND AIRPLANE CABINS:


        o GROWING DEMAND FOR CLEANROOM ENVIRONMENTS IN THE ELECTRONICS, HEALTH CARE AND PHARMACEUTICAL INDUSTRIES:





             -------------------------------------------------------
               SEEKING STRATEGIC PARTNERS TO DEVELOP APPLICATIONS.
             -------------------------------------------------------


--------------------------------------------------------------------------------
LOGO KRONOS                                                                 IV.5

V.   PRODUCT COMMERCIALIZATION
--------------------------------------------------------------------------------

FOCUSED ON COMMERCIALIZATION OF CORE TECHNOLOGY.

STANDALONE PLATFORM

o  Easiest adaptability of technology;

o  Leverage product development across multiple markets;

o  Opportunity to generate near term revenue.


EMBEDDED PLATFORM

o  More sophisticated adaptability of technology;

o Need key strategic partners to integrate Kronos technology into other products / systems;

o  Opportunity to generate significant long term revenue.



                      -------------------------------------
                        DEVELOPING PLATFORMS IN PARALLEL.
                      -------------------------------------

--------------------------------------------------------------------------------
LOGO KRONOS                                                                    V

                                                             STANDALONE PLATFORM
--------------------------------------------------------------------------------

INITIATE COMMERCIALIZATION OF STANDALONE PRODUCTS THROUGH KEY STRATEGIC PARTNER(S).


Initial Strategic Partner:    HOMEDICS USA, INC.

Funding:                      HOMEDICS LICENSING AND DEVELOPMENT AGREEMENTS

Product Development:          STANDALONE ROOM AIR PURIFIER

Market:                       CONSUMER RETAIL, INCLUDING INTERNET, INFOMERCIALS,
                              AND CATALOG SALES

Territories:                  NORTH AMERICA, AUSTRALIA, AND NEW ZEALAND






            --------------------------------------------------------
              PRODUCT DESIGN, PRODUCTION AND MARKETING IN-PROCESS.
            --------------------------------------------------------

--------------------------------------------------------------------------------
LOGO KRONOS                                                                  V.1

                                                             STANDALONE PLATFORM
--------------------------------------------------------------------------------

LEVERAGE HOMEDICS RELATIONSHIP, PRODUCTS AND FUNDING INTO . . .



.. . . NEW MARKETS



.. . . NEW TERRITORIES



.. . . NEW PRODUCTS






   -------------------------------------------------------------------------
     BUILD NEW OPPORTUNITIES INTERNALLY AND WITH OTHER STRATEGIC PARTNERS.
   -------------------------------------------------------------------------

--------------------------------------------------------------------------------
LOGO KRONOS                                                                  V.2

                                                               EMBEDDED PLATFORM
--------------------------------------------------------------------------------

INITIATE COMMERCIALIZATION OF EMBEDDED PRODUCTS THROUGH KEY STRATEGIC PARTNERS.

Initial Strategic Partner:              U.S. NAVY.


Funding:                                SBIR CONTRACT


Product Development:                    EMBEDDED HVAC SYSTEM FOR NAVAL SHIPS


Markets:                                NAVAL AND PASSENGER CRUISE SHIPS


Territory:                              UNITED STATES




                 ----------------------------------------------
                   PRODUCT DESIGN AND DEVELOPMENT IN-PROCESS.
                 ----------------------------------------------


--------------------------------------------------------------------------------
LOGO KRONOS                                                                  V.3

                                                               EMBEDDED PLATFORM
--------------------------------------------------------------------------------

LEVERAGE MILITARY RELATIONSHIPS, PRODUCTS AND FUNDING INTO . . .





.. . . NEW MARKETS



.. . . NEW TERRITORIES



 . . . NEW PRODUCTS





           ----------------------------------------------------------
             BUILD NEW OPPORTUNITIES WITH OTHER STRATEGIC PARTNERS.
           ----------------------------------------------------------

--------------------------------------------------------------------------------
LOGO KRONOS                                                                  V.4

--------------------------------------------------------------------------------








                              CONCLUDING COMMENTS









--------------------------------------------------------------------------------
LOGO KRONOS

CONCLUDING COMMENTS
--------------------------------------------------------------------------------

FOCUSED ON COMMERCIALIZATION.

        o        UNIQUE TECHNOLOGY


        o        PATENTED TECHNOLOGY


        o        MATERIAL MARKET OPPORTUNITY


        o        NEGOTIATED AGREEMENTS AND CURRENT DEVELOPMENTS:

                 - standalone platform: HoMedics;
                 - embedded platform: U.S. Navy SBIR.




                  ---------------------------------------------
                     POSITIONED BUSINESS FOR GROWTH IN 2003.
                  ---------------------------------------------



--------------------------------------------------------------------------------

LOGO KRONOS